Exhibit 99.1

Axogen, Inc. Reports First Quarter 2026 Financial Results

Raises Full Year Revenue Guidance to at Least 20% Growth or $270 million

ALACHUA and TAMPA, FL – April 28, 2026 – Axogen, Inc. (NASDAQ: AXGN), a global leader in developing and marketing innovative surgical solutions for the restoration of peripheral nerve function, today reported financial results and business highlights for the first quarter ended March 31, 2026.
First Quarter Financial Results
•First quarter 2026 revenue was $61.5 million, a 26.6% increase compared to first quarter 2025 revenue of $48.6 million.
•Gross margin was 75.2% for the first quarter of 2026, compared to 71.9% in the first quarter of 2025.
•Net loss for the first quarter of 2026 was $19.6 million, or $0.38 per share, compared to $3.8 million, or $0.08 per share for the first quarter of 2025.
•Adjusted net income was $4.1 million for the first quarter of 2026, or $0.07 per share, compared to an adjusted net loss of $0.9 million, or $0.02 per share for the first quarter 2025.
•Adjusted EBITDA was $5.7 million for the first quarter of 2026, compared to $2.9 million for the first quarter of 2025.

•As of March 31, 2026, cash and cash equivalents, restricted cash, and investments was $103.6 million, as compared to $45.5 million as of December 31, 2025, an increase of $58.1 million.

“We are pleased with our first-quarter revenue performance and the progress we’re making across each of Axogen’s strategic plan priorities,” said Michael Dale, President and CEO of Axogen, Inc. “We delivered strong growth across all of our target markets, reinforcing the relevance of our market development strategies and the strength of our commercial execution. We remain well positioned to achieve our financial guidance and continue advancing our strategic objectives for 2026.”

Summary of Business Highlights

•First quarter 2026 revenue growth was broad-based, including double-digit growth in all markets, which includes Extremities, Oral Maxillofacial & Head and Neck, and Breast.

•Received positive coverage decisions from Cigna and Elevance Health, two of the nation’s largest commercial insurers.

•Effective January 1, 2026, CMS created a new Level 3 Nerve Procedure Code, increasing Avance facility reimbursement 40% year-over-year to $8,965 for hospital outpatient and 35% to $6,157 for ASC-based procedures.

•On January 23, 2026, Axogen closed an upsized public offering with the sale of 4.6 million shares of common stock, yielding net proceeds of $133.3 million. From these net proceeds, $69.7 million were used to fully repay and terminate our Oberland loan facility on January 28, 2026. Remaining funds are available for working capital, capital expenditures, and other general corporate purposes.
2026 Financial Guidance

We expect 2026 revenue growth to be at least 20%, or $270 million, for the full-year and gross margin to be in the range of 74% to 76%. Additionally, we expect to be free cash flow positive for the full-year.

Conference Call
The Company will host a conference call and webcast for the investment community today at 8:00 a.m. ET. Investors interested in participating in the conference call by phone may do so by dialing toll free at (877) 407-0993 or use the direct dial-in number at (201) 689-8795. Those interested in listening to the conference call live via the internet may do so by visiting the Investors page of the Company’s website at www.axogeninc.com and clicking on the webcast link.
Following the conference call, a replay will be available in the Investors section of the Company’s website at www.axogeninc.com under Investors.
About Axogen
Axogen (AXGN) is the leading company focused specifically on the science, development and commercialization of technologies for peripheral nerve regeneration and repair. Axogen employees are passionate about providing the opportunity to restore nerve function and quality of life for patients with peripheral nerve injuries by providing innovative, clinically proven and economically effective repair solutions for surgeons and healthcare providers. Peripheral nerves provide the pathways for both motor and sensory signals throughout the body. Every day people suffer traumatic injuries or undergo surgical procedures that impact the function of their peripheral nerves. Physical damage to a peripheral nerve or the inability to properly reconnect peripheral nerves can result in the loss of muscle or organ function, the loss of sensory feeling, or the initiation of pain.
Axogen’s product portfolio includes Avance® (acellular nerve allograft-arwx), Avance® Nerve Graft, Axoguard Nerve Connector®, Axoguard Nerve Protector®, Axoguard HA+ Nerve Protector™, Axoguard Nerve Cap®, and Avive+ Soft Tissue Matrix™.
For more information, visit www.axogeninc.com.
Cautionary Statements Concerning Forward-Looking Statements

This press release and accompanying earnings call contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements under the heading “2026 Financial Guidance” and statements regarding our business model optimization plans; market development strategies and objectives; our expectations around the potential positive impact on our business of expanded coverage and reimbursement for peripheral nerve injuries using synthetic conduits or allografts; our ability to sustain growth, operate profitably, generate positive cash flows, and fund our market development initiatives; and the anticipated use of proceeds from our recent public offering. These statements are based on management’s current expectations and estimates of trends and economic factors in the markets in which we are active. Words such as “expects,” “anticipates,” “objectives,” “targets,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Actual results or events could differ materially from those described in any forward-looking statements as a result of factors, including, without limitation, disruptions from global supply chain issues, inflation, hospital staffing challenges, product development timelines, regulatory processes, financial performance, surgeon adoption rates, market awareness of our products, the estimated total addressable market, as well as those risk factors described under Part I, Item 1A, “Risk Factors,” in our most recent Annual Report on Form 10-K and other risks and uncertainties that may be detailed from time to time in reports filed by the Company with the SEC. Forward-looking statements are not a guarantee of future performance, and actual results may differ materially from those projected. Forward-looking statements speak only as of the date they are made and, except as required by applicable law, we assume no responsibility to publicly update or revise any forward-looking statements.
About Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, we use the non-GAAP financial measures of EBITDA, which measures earnings before interest, income taxes, depreciation and amortization, EBITDA margin, and Adjusted EBITDA, which further excludes non-cash stock-based compensation expense and the loss on extinguishment of debt, and Adjusted EBITDA margin. We also use the non-GAAP financial measures of Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Common Share - diluted which excludes non-cash stock-based compensation expense and the loss on extinguishment of debt from Net Loss and Net Loss Per Common Share - diluted. Additionally, we use the non-GAAP financial measure of Free Cash Flow which consists of net cash provided by operating activities, less expenditures for property and equipment, and intangible assets.
These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of the non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP should be carefully evaluated.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. We believe these non-GAAP financial measures are useful to investors because (i) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (ii) they are used by our institutional investors and the analyst community to help them analyze the performance of our business.

Contact: Axogen, Inc. InvestorRelations@axogeninc.com

Axogen, Inc.
Condensed Consolidated Balance Sheets
(unaudited)
(in thousands, except share and per share amounts)

	March 31, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$82,654	$35,548
Restricted cash	2,000	4,000
Investments	18,947	5,980
Accounts receivable, net of allowance for doubtful accounts of $822 and $948, respectively	28,313	26,169
Inventory	46,074	42,373
Prepaid expenses and other assets	6,720	6,352
Total current assets	184,708	120,422
Property and equipment, net	83,038	81,783
Operating lease right-of-use assets	14,280	12,732
Intangible assets, net	7,270	6,750
Other assets	192	—
Total assets	$289,488	$221,687

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$23,898	$21,184
Current maturities of long-term lease obligations	2,115	2,372
Total current liabilities	26,013	23,556

Long-term debt, net of debt discount and financing fees	—	48,387
Long-term lease obligations	18,527	16,870
Debt derivative liabilities	—	3,886
Other long-term liabilities	140	141
Total liabilities	44,680	92,840

Shareholders’ equity:
Common stock, $0.01 par value per share; 100,000,000 shares authorized; 53,153,471 and 47,199,797 shares issued and outstanding, respectively	532	472
Additional paid-in capital	570,823	435,338
Accumulated deficit	(326,547)	(306,963)
Total shareholders’ equity	244,808	128,847
Total liabilities and shareholders’ equity	$289,488	$221,687

Axogen, Inc.
Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2026	March 31, 2025
Revenues	$61,457	$48,560
Cost of goods sold	15,268	13,627
Gross profit	46,189	34,933
Costs and expenses:
Sales and marketing	28,633	21,045
Research and development	7,517	6,091
General and administrative	12,871	9,458
Total costs and expenses	49,021	36,594
Loss from operations	(2,832)	(1,661)
Other income (expense):
Investment income	768	272
Interest expense	(694)	(2,250)
Loss on extinguishment of debt	(16,849)	—
Change in fair value of debt derivative liabilities	—	(158)
Other income (expense), net	23	(37)
Total other expense, net	(16,752)	(2,173)
Net loss	$(19,584)	$(3,834)

Weighted average common shares outstanding — basic	51,591,504	45,204,076
Weighted average common shares outstanding — diluted	51,591,504	45,204,076

Net loss per common share — basic	$(0.38)	$(0.08)
Net loss per common share — diluted	$(0.38)	$(0.08)

Axogen, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Three Months Ended
	March 31, 2026	March 31, 2025
Cash flows from operating activities:
Net loss	$(19,584)	$(3,834)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	1,604	1,728
Amortization of right-of-use assets	420	87
Amortization of intangible assets	101	67
Amortization of debt discount and deferred financing fees	68	220
(Recovery of) provision for bad debts	(120)	187
Change in fair value of debt derivative liabilities	—	158
Investment losses (gains), net	33	(45)
Loss on extinguishment of debt	16,849	—
Stock-based compensation expense	6,843	2,909
Change in operating assets and liabilities:
Accounts receivable	(2,024)	(2,377)
Inventory	(3,701)	(2,321)
Prepaid expenses and other assets	(368)	(489)
Other assets	(192)	—
Accounts payable and accrued expenses	2,198	(9,079)
Operating lease obligations	(559)	(452)
Cash paid for interest portion of financing lease obligations	(2)	(1)
Other long-term liabilities	(1)	63
Net cash provided by (used in) operating activities	1,565	(13,179)

Cash flows from investing activities:
Purchase of property and equipment	(2,789)	(256)
Purchase of investments	(19,000)	—
Proceeds from sale of investments	6,000	2,000
Cash payments for intangible assets	(175)	(405)
Net cash (used in) provided by investing activities	(15,964)	1,339

Cash flows from financing activities:
Proceeds from issuance of common stock	134,044	—
Payment of stock issuance costs	(792)	—
Repayment of long-term debt	(48,585)	—
Fees paid to lender related to debt extinguishment	(20,498)	—
Fees paid to third parties related to debt extinguishment	(107)	—
Payments of employee tax withholding on vested stock awards	(8,776)	—
Cash paid for debt portion of financing lease obligations	(7)	(1)
Proceeds from exercise of stock options	4,226	2,383
Net cash provided by financing activities	59,505	2,382
Net increase (decrease) in cash and cash equivalents, and restricted cash	45,106	(9,458)
Cash and cash equivalents, and restricted cash, beginning of period	39,548	33,554
Cash and cash equivalents, and restricted cash, end of period	$84,654	$24,096

Axogen, Inc.
Condensed Consolidated Statements of Changes in Shareholders’ Equity
(unaudited)
(in thousands, except share amounts)

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders' Equity
	Shares	Amount
Three Months Ended March 31, 2026
Balance at December 31, 2025	47,199,797	$472	$435,338	$(306,963)	$128,847
Net loss	—	—	—	(19,584)	(19,584)
Issuance of common shares	4,600,000	46	133,206	—	133,252
Stock-based compensation	—	—	6,843	—	6,843
Issuance of restricted and performance stock units, net of shares withheld for withholding taxes	985,796	10	(8,786)	—	(8,776)
Exercise of stock options	367,878	4	4,222	—	4,226
Balance at March 31, 2026	53,153,471	$532	$570,823	$(326,547)	$244,808

Three Months Ended March 31, 2025
Balance at December 31, 2024	44,148,836	$441	$394,726	$(291,260)	$103,907
Net loss	—	—	—	(3,834)	(3,834)
Stock-based compensation	—	—	2,909	—	2,909
Issuance of restricted and performance stock units	1,105,214	11	(11)	—	—
Exercise of stock options	258,573	3	2,380	—	2,383
Balance at March 31, 2025	45,512,623	$455	$400,004	$(295,094)	$105,365

Axogen, Inc.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(unaudited)
(in thousands, except share and per share amounts)

EBITDA & Adjusted EBITDA	Three Months Ended
	March 31, 2026	March 31, 2025
Net loss	$(19,584)	$(3,834)
Depreciation and amortization expense	1,706	1,795
Investment income	(768)	(272)
Income tax (benefit) expense	(33)	29
Interest expense	694	2,250
EBITDA - non-GAAP	$(17,985)	$(32)
EBITDA margin - non-GAAP	(29.3)%	(0.1)%

Non-cash stock-based compensation expense	6,843	2,909
Loss on extinguishment of debt	16,849	—
Adjusted EBITDA - non-GAAP	$5,707	$2,877
Adjusted EBITDA margin - non-GAAP	9.3%	5.9%

Adjusted Net Income	Three Months Ended March 31, 2026
	GAAP Results	Non-cash Stock-based Compensation Expense	Loss on Extinguishment of Debt	Dilutive Shares Impact(1)	Adjusted Results

Revenues	$61,457	$—	$—		$61,457
Cost of goods sold	15,268	(919)	—		14,349
Gross profit	46,189	919	—		47,108
Costs and expenses:
Sales and marketing	28,633	(1,558)	—		27,075
Research and development	7,517	(1,419)	—		6,098
General and administrative	12,871	(2,947)	—		9,924
Total costs and expenses	49,021	(5,924)	—		43,097
(Loss) income from operations	(2,832)	6,843	—		4,011
Other income (expense):
Investment income	768	—	—		768
Interest expense	(694)	—	—		(694)
Loss on extinguishment of debt	(16,849)	—	16,849		—
Other income, net	23	—	—		23
Total other (expense) income, net	(16,752)	—	16,849		97
Net (loss) income	$(19,584)	$6,843	$16,849		$4,108

Weighted average common shares outstanding - diluted	51,591,504	51,591,504	51,591,504	5,183,717	56,775,221
Net (loss) income per common share - diluted	$(0.38)	$0.13	$0.33	$(0.01)	$0.07
__________
(1)Due to a GAAP net loss, antidilutive securities are excluded from GAAP diluted weighted average common shares outstanding. However, considering the adjusted net income position, adjusted diluted weighted average common shares outstanding incorporates securities that would have been dilutive for GAAP.

Axogen, Inc.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(unaudited)
(in thousands, except share and per share amounts)

Adjusted Net Income	Three Months Ended March 31, 2025			Three Months Ended June 30, 2025			Three Months Ended September 30, 2025			Three Months Ended December 31, 2025
	GAAP Results	Non-cash Stock-based Compensation Expense	Adjusted Results	GAAP Results	Non-cash Stock-based Compensation Expense	Adjusted Results	GAAP Results	Non-cash Stock-based Compensation Expense	Adjusted Results	GAAP Results	Non-cash Stock-based Compensation Expense	Adjusted Results (1)

Revenues	$48,560	$—	$48,560	$56,662	$—	$56,662	$60,082	$—	$60,082	$59,904	$—	$59,904
Cost of goods sold	13,627	10	13,637	14,644	(709)	13,935	14,089	(706)	13,383	15,495	(2,274)	13,221
Gross profit	34,933	(10)	34,923	42,018	709	42,727	45,993	706	46,699	44,409	2,274	46,683
Costs and expenses:
Sales and marketing	21,045	(584)	20,461	23,804	(1,314)	22,490	25,680	(1,524)	24,156	27,211	(2,939)	24,272
Research and development	6,091	(720)	5,371	6,853	(1,030)	5,823	7,565	(1,047)	6,518	12,376	(6,052)	6,324
General and administrative	9,458	(1,615)	7,843	9,689	(2,115)	7,574	10,836	(2,147)	8,689	14,594	(5,346)	9,248
Total costs and expenses	36,594	(2,919)	33,675	40,346	(4,459)	35,887	44,081	(4,718)	39,363	54,181	(14,337)	39,844
(Loss) income from operations	(1,661)	2,909	1,248	1,672	5,168	6,840	1,912	5,424	7,336	(9,772)	16,611	6,839
Other income (expense):
Investment income	272	—	272	225	—	225	319	—	319	352	—	352
Interest expense	(2,250)	—	(2,250)	(1,977)	—	(1,977)	(1,757)	—	(1,757)	(1,718)	—	(1,718)
Change in fair value of debt derivative liabilities	(158)	—	(158)	480	—	480	209	—	209	(2,018)	—	(2,018)
Other (expense) income, net	(37)	—	(37)	179	—	179	25	—	25	—	—	—
Total other expense, net	(2,173)	—	(2,173)	(1,093)	—	(1,093)	(1,204)	—	(1,204)	(3,384)	—	(3,384)
Net (loss) income	$(3,834)	$2,909	$(925)	$579	$5,168	$5,747	$708	$5,424	$6,132	$(13,156)	$16,611	$3,455

Weighted average common shares outstanding - diluted	45,204,076	45,204,076	45,204,076	47,980,830	47,980,830	47,980,830	49,088,436	49,088,436	49,088,436	46,929,309	46,929,309	52,230,508
Net (loss) income per common share - diluted	$(0.08)	$0.06	$(0.02)	$0.01	$0.11	$0.12	$0.01	$0.11	$0.12	$(0.28)	$0.35	$0.07
__________
(1)Due to a GAAP net loss during the three months ended December 31, 2025, 5,301,199 antidilutive securities are excluded from GAAP diluted weighted average common shares outstanding. However, considering the adjusted net income position, adjusted diluted weighted average common shares outstanding incorporates securities that would have been dilutive for GAAP. The inclusion of these shares decreased adjusted Net income per common share by less than $0.01.

Axogen, Inc.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(unaudited)
(in thousands, except share and per share amounts)

Adjusted Net Income	Twelve Months Ended December 31, 2025
	GAAP Results	Non-cash Stock-based Compensation Expense	Dilutive Shares Impact(1)	Adjusted Results

Revenues	$225,208	$—		$225,208
Cost of goods sold	57,855	(3,680)		54,175
Gross profit	167,353	3,680		171,033
Costs and expenses:
Sales and marketing	97,740	(6,361)		91,379
Research and development	32,885	(8,848)		24,037
General and administrative	44,577	(11,223)		33,354
Total costs and expenses	175,202	(26,432)		148,770
(Loss) income from operations	(7,849)	30,112		22,263
Other income (expense):
Investment income	1,168	—		1,168
Interest expense	(7,702)	—		(7,702)
Change in fair value of debt derivative liabilities	(1,487)	—		(1,487)
Other income, net	167	—		167
Total other expense, net	(7,854)	—		(7,854)
Net (loss) income	$(15,703)	$30,112		$14,409

Weighted average common shares outstanding - diluted	46,050,266	46,050,266	3,761,920	49,812,186
Net (loss) income per common share - diluted	$(0.34)	$0.65	$(0.02)	$0.29
__________
(1)Due to a GAAP net loss, antidilutive securities are excluded from GAAP diluted weighted average common shares outstanding. However, considering the adjusted net income position, adjusted diluted weighted average common shares outstanding incorporates securities that would have been dilutive for GAAP.

Free Cash Flow	Three Months Ended
	March 31, 2026	March 31, 2025
Net cash provided by (used in) operating activities	$1,565	$(13,179)
Purchase of property and equipment	(2,789)	(256)
Cash payments for intangible assets	(175)	(405)
Free cash flow	$(1,399)	$(13,840)